Exhibit 13.1

Certification by the Principal Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Tuniu Corporation (the “Company”) on Form 20-F for the year ended December 31, 2019 as filed with the Securities and Exchange Commission on May 22, 2020, as amended by Amendment No. 1 thereto (the “Report”), I, Dunde Yu, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 28, 2020

By:	/s/ Dunde Yu
	Name:	Dunde Yu
	Title:	Chief Executive Officer